SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 13, 1999


                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
                   -------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)


No. 1-1150                                No. 04-1664340
------------------------                  ------------------------------
(Commission File Number)                  I.R.S. Employer Identification



                185 Franklin Street, Boston, Massachusetts 02110
                ------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (617) 743-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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                                     - 2 -


Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits:

           The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (33-50631) on Form S-3 of New England Telephone and Telegraph Company (the "Company"), and are filed herewith for incorporation by reference in such Registration Statement.


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                                        - 3 -


                                Index to Exhibits



Exhibit Number
Per Item 601
of Regulation S-K                      Description of Document
-----------------            -----------------------------------------------

      1 Underwriting Agreement, dated April 13, 1999, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated

      4-a Certificate, dated as of April 13, 1999, pursuant to Section 2.02(b) of the Indenture, dated as of October 1, 1992, between the Company and State Street Bank and Trust Company, as successor Trustee

      4-b                    Form of the Company's 5.875% Ten Year Notes due
                             April 15, 2009.


      12                     Computation of Ratio of Earnings to Fixed Charges


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                                      - 4 -


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                 NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY




                                 By    /s/ Neil D. Olson
                                       ----------------------------------------
                                           Neil D. Olson
                                           Assistant Treasurer




Dated:  April 15, 1999